DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 10/31/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 11/30/2016 **Print Name:** Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 11/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

10/1/2016 to 10/31/2016 Month 10-16

CASH FLOW SUMMARY 10/31/2016	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 78,014	19,374,773	35,899	-	100	0	100	1,720	207	957	499,369	-	-	-	19,991,139
2. Cash Receipts															
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	100,000	-	-	-	-	-	1,000	-	-	-	-	-	101,000 [2]
Miscellaneous	14,873	124	-	-	-	134,451	-	-	-	-	-	-	-	-	149,448
Total Cash Receipts	$ 14,873	124	100,000	-	0	134,451	0	0	1,000	-	-	-	-	-	250,448
3. Cash Disbursements															
Operations	(2,557)	(49,422)	(45,042)	-	-	-	-	-	-	-	-	-	-	-	(97,021)
Debt Service/Secured loan payment	-	-	-	-	-	(134,451)	-	-	-	-	-	-	-	-	(134,451)
Professional fees/U.S. Trustee fees	(303)	(177,632)	(1,625)	-	-	-	-	(651)	(325)	(325)	(325)	-	-	-	(181,187)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(101,000)	-	-	-	-	-	-	-	-	-	-	-	-	(101,000) [2]
Total Cash Disbursements	$ (2,860)	(328,054)	(46,667)	-	0	(134,451)	0	(651)	(325)	(325)	(325)	-	-	-	(513,659)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	12,012	(327,930)	53,333	-	-	0	-	(651)	675	(325)	(325)	-	-	-	(263,211)
5 Ending Cash Balance (to Form 2-C)	$ 90,026	19,046,843	89,232	-	100	0	100	1,069	882	631	499,044	-	-	-	19,727,927

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-Oct-16
MDW Corp	TD Canada Trust (CAD)	$ 90,026 [4]
Midway Gold US	Wells Fargo N.A.	19,046,843
Midway Services Company	Wells Fargo N.A.	89,232
Nevada Talon	Wells Fargo N.A.	631
Realty	Wells Fargo N.A.	499,044
RR Exploration	Wells Fargo N.A.	882
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	1,069
		$ 19,728,490 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $37,161.64
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 10/31/2016

CASH FLOW SUMMARY 10/31/2016		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,362,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,910,000	-	5,019,208	404,872	715,208	715,000	145,500	53,000	6,500	-	-	-	18,350,695 [2]
Miscellaneous		62,847	899,679	76,150	-	-	641,025	-	600	-	-	-	-	-	-	1,680,301
Total Cash Receipts	$	547,665	36,657,717	4,986,150	-	5,019,208	23,001,064	715,208	715,600	145,500	53,000	507,232	-	-	-	72,348,345
3. Cash Disbursements																
Operations		(300,593)	(3,068,059)	(4,951,981)	-	(208)	(10,665,537)	(208)	(695,381)	(146,750)	(50,662)	(9,168)	-	-	-	(19,888,547)
Debt Service/Secured loan payment		-	-	-	-	-	(5,852,223)	-	-	-	-	-	-	-	-	(5,852,223)
Professional fees/U.S. Trustee fees		(222,031)	(7,554,745)	(29,575)	-	-	(1,478,367)	-	(22,644)	(2,600)	(2,625)	(1,950)	-	-	-	(9,314,538)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(7,002,581)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,355,950) [2]
Total Cash Disbursements	$	(738,086)	(17,625,385)	(4,981,556)	-	(5,019,208)	(23,420,207)	(715,208)	(718,025)	(149,351)	(53,287)	(11,118)	-	-	-	(53,431,432)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(190,421)	19,032,332	4,594	-	-	(419,143)	-	(2,425)	(3,851)	(287)	496,114	-	-	-	18,916,913
5 Ending Cash Balance (to Form 2-C)	$	90,026	19,046,843	89,232	-	100	0	100	1,069	882	631	499,044	-	-	-	19,727,928

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 31-Oct-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 90,026 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	19,046,843	14,511
Midway Services Company	Wells Fargo N.A.	89,232	84,638
Nevada Talon	Wells Fargo N.A.	631	919
Realty	Wells Fargo N.A.	499,044	2,930
RR Exploration	Wells Fargo N.A.	882	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	1,069	3,494
		$ 19,728,490 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $37,161.64
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

Rev. 11/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

10/1/2016 to 10/31/2016 Month 10-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(328,054)	(101,000)	(227,054)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(2,860)	-	(2,860)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(325)	-	(325)
15-16840	Midway Services Co.	One Wells Fargo	(46,667)	-	(46,667)
15-16841	Nevada Talon, LLC	One Wells Fargo	(325)	-	(325)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo /	(134,451)	-	(134,451)
		Four BNY Mellon			-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(651)	-	(651)
15-16845	Midway Gold Realty	One Wells Fargo	(325)	-	(325)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(513,658)**	**(101,000)**	**(412,658)**

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2016 to 10/31/2016

CASH RECEIPTS DETAIL Account No: Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
10/20/2016	RBC	21	Miscellaneous		14,872.58
10/31/2016	Wells Fargo	2	Miscellaneous		123.89
10/27/2016	Wells Fargo	10	Intercompany Transfer		1,000.00
10/11/2016	Wells Fargo	16	Intercompany Transfer		100,000.00
10/18/2016	Ledcor	19	Miscellaneous		134,451.30
			Total Sales	$	0.00
			Total Intercompany Transfers	$	101,000.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	149,447.77
			Total Cash Receipts	$	250,447.77 [1]

Rev. 11/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 10/1/2016 to 10/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	10/7/2016	949	Blender Media	$	-343.25
21	10/21/2016	950	Blender Media	$	-685.61
21	10/21/2016	951	DLA Piper Canada	$	-303.32
21	10/28/2016	952	Computershare	$	-1,506.98
21	10/31/2016		Fees	$	-21.07
2	10/1/2016	6365	Barbarich Property Management	$	-175.00
2	10/1/2016	6366	C T Corporation	$	-208.45
2	10/7/2016	6367	Pitney Bowes	$	-143.85
2	10/7/2016	6368	Tonopah Public Utilities	$	-37.15
2	10/7/2016	145298	Certent Inc	$	-4,914.96
2	10/7/2016	145299	Firmex Corp	$	-950.00
2	10/7/2016	145300	ISC dba Venture Tech	$	-9,095.01
2	10/7/2016	145301	Teresa Gustine	$	-464.99
2	10/11/2016		September Fees	$	-1,001.58
2	10/11/2016	transfer	Co. 2 to Co. 16	$	-100,000.00
2	10/14/2016	6369	Century Link	$	-1,039.00
2	10/14/2016	145302	Teresa Gustine	$	-400.00
2	10/14/2016	145303	Bill Zisch	$	-1,640.97
2	10/18/2016	160068	Squire Patton Boggs LLP	$	-40,619.51
2	10/21/2016	6370	Fed Ex	$	-14.40
2	10/21/2016	6371	Frank Yu	$	-5,500.00
2	10/21/2016	6372	Martin Hale	$	-4,750.00
2	10/21/2016	6373	Matthew Goldfarb	$	-5,000.00
2	10/21/2016	6374	Pitney Bowes	$	-67.20
2	10/21/2016	6375	Richard Sawchak	$	-7,250.00
2	10/21/2016	6376	Tab Products CO LLC	$	-61.56
2	10/21/2016	6377	Trey Anderson	$	-3,500.00
2	10/21/2016	145304	EPIQ Systems	$	-16,881.52
2	10/21/2016	145305	Teresa Gustine	$	-400.00
2	10/27/2016	transfer	Co. 2 to Co. 10	$	-1,000.00
2	10/28/2016	145309	Angel Lyons	$	-2,500.00
2	10/28/2016	6378	Barbarich Property Management	$	-175.00
2	10/28/2016	6379	NV Energy	$	-132.78
2	10/28/2016	6380	U.S. Trustee	$	-325.00
2	10/28/2016	6381	U.S. Trustee	$	-325.00
2	10/28/2016	6382	U.S. Trustee	$	-13,000.00
2	10/28/2016	6383	U.S. Trustee	$	-325.00
2	10/28/2016	6384	U.S. Trustee	$	-325.00
2	10/28/2016	6385	U.S. Trustee	$	-325.00
2	10/28/2016	6386	U.S. Trustee	$	-6,500.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 10/1/2016 to 10/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	10/28/2016	6387	U.S. Trustee	$	-650.00
2	10/31/2016	160061	Squire Patton Boggs	$	-98,355.61
5	10/28/2016	1068	US Trustee	$	-0.26
5	10/28/2016	1069	US Trustee	$	-325.00
9	10/28/2016	2116	US Trustee	$	-325.00
10	10/28/2016	3442	US Trustee	$	-0.34
10	10/28/2016	3443	US Trustee	$	-325.00
16	10/1/2016		Paycom	$	-39.84
16	10/4/2016		Rocky Mountain Reserve	$	-38.46
16	10/11/2016		Paycom	$	-19,887.51
16	10/12/2016		Principal	$	-423.08
16	10/12/2016		United Healthcare - Duluth	$	-2,533.37
16	10/21/2016	160070	Rocky Mountain Reserve	$	-56.25
16	10/25/2016		Paycom	$	-19,887.51
16	10/26/2016	160069	Principal	$	-423.08
16	10/27/2016		Principal	$	-1,753.23
16	10/28/2016	1092	US Trustee	$	-1,625.00
19	10/18/2016		CBA	$	-134,451.30
20	10/28/2016	1096	US Trustee	$	-1.11
20	10/28/2016	1097	US Trustee	$	-325.00
20	10/28/2016	1098	US Trustee	$	-325.00
			Total Cash Disbursements	**$**	**-513,659.11** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 11/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 10/31/2016

		CONSOLIDATED October 31, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		19,728,490	811,577
Accounts Receivable		77,034	201,443
Inventory		0	20,105,452
Prepaid		1,494,980	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		21,306,801	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		26,915	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		82,494	98,248
Total Long Term Assets		109,826	154,595,113
Total Assets		21,416,627	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,494,475)	(21,646,032)
Accounts Payable - Post-Petition		(461,525)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(162,487)	(265,260)
Short Term Debt		(49,650,069)	(51,673,880)
Total Current Liabilities		(68,768,556)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,768,621)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		143,227,821	25,463,917
Accumulated Deficit		131,265,576	98,804,366
Total Shareholder's Equity		107,305,061	(42,920,053)
Liability and Equity		(21,416,628)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

Rev. 11/30/2016

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 10/1/2016 **to** 10/31/2016

	CONSOLIDATED October 2016 Actual		CONSOLIDATED September 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	534		16,906,275
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	534		35,055,834
Accretion	0		368,547
Mineral exploration expenditures	0		1,033,960
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	(45,693)		2,909,764
Depreciation - CGA	3,342		263,836
Interest and bank charges	1,034		20,774
Legal, audit and accounting	161,916		4,369,971
Office & administrative	90,214		1,172,839
Salaries and benefits	73,936		1,961,863
Transfer agent and filing fees	1,497		55,291
Travel	1,589		11,673
Investor relations	0		66,588
Total General & Administrative	287,836		10,832,598
Total Operating Costs	288,370		173,540,437
Foreign exchange (gain) loss	(20)		740
Other income	(14,873)		1,480,242
(Gain) loss on disposal of PP&E	0		(10,446,675)
Interest and investment income	(135)		(1,459)
Total Other (Income) Expense	(15,028)		(8,967,152)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	273,342		146,448,814
Income tax recovery	0		0
Net Income	273,342		146,448,814

[1] Accumulated totals include all revenue and expenses since the petition date.

Rev. 11/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

SUPPORTING SCHEDULES

For Period: 10/1/2016 to 10/31/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	10/31/2016	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$4,952	$8,843	$8,843	$4,952
Employee FICA taxes withheld	891	1,354	1,355	891
Employer FICA taxes	753	1,079	1,079	753
Unemployment taxes				
Other:__________				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:__________				
Local				
Personal property taxes				
Real property taxes				
Other:__________				
			Total unpaid post-petition taxes	$6,596

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	2/1/2017	2/1/2017
General liability	Federal INS	1,000,000	2/1/2017	2/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	2/1/2017	2/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	2/1/2017	2/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 10/1/2016 to 10/31/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	10/31/2016	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	12,332				12,332
Total	$ 77,034	$ -	$ -	$ -	$ 77,034

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 17,732	$ 116,998	$ 241,458	$ 36,784	$ 412,972
Other Payables	48,554	-	-	-	48,554
Total	$ 66,286	$ 116,998	$ 241,458	$ 36,784	$ 461,525

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (79,000)	$ (138,975)	7/17/2015	$ (24,322)
Debtor Local Counsel - S&W	25,000	(13,000)	-	7/16/2015	12,000
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(19,000)	-	7/24/2015	78,404
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(14,849)	-	8/14/2015	(14,849)
UCC Financial Advisor - Gavin Solmonese	-	(648)	-	8/19/2015	(648)
Epiq	10,947	(4,905)	(16,882)	7/23/2015	6,042
Total	$ 278,225	$ (131,402)	$ (155,857)		$ 146,823

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 30,769

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
	8/31/2016					
January	2016	$	13,018			
February	2016		98,053			
March	2016		12,254			
TOTAL 1st Quarter		$	123,325.37	$ 975	6275	4/29/2016
April	2016	$	5,419			
May	2016		27,487			
June	2016		6,095			
TOTAL 2nd Quarter		$	39,001.10	$ 650	6330	7/22/2016
July	2016	$	12,607			
August	2016		6,649			
September	2016		3,374			
TOTAL 3rd Quarter		$	22,629.66	$ 650	6387	10/24/2016
October	2016	$	2,860	325		
November			0			
December			0			
TOTAL 4th Quarter		$	2,860.23	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	864,206				
February	2016		645,479				
March	2016		961,725				
TOTAL 1st Quarter		$	2,471,409.25	$	9,750	6270	4/29/2016
April	2016	$	695,708				
May	2016		1,129,571				
June	2016		773,316				
TOTAL 2nd Quarter		$	2,598,595.23	$	9,750	6336	7/22/2016
July	2016	$	892,469				
August	2016		307,719				
September	2016		795,225				
TOTAL 3rd Quarter		$	1,995,412.89	$	6,500	6386	10/24/2016
October	2016	$	227,054		1950		
November			0				
December			0				
TOTAL 4th Quarter		$	227,053.54	$	1,950		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16

CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290			
February	2016		277,525			
March	2016		410,341			
TOTAL 1st Quarter		$	1,018,155.30 $	6,500	1082	4/29/2016
April	2016	$	279,848			
May	2016		657,219			
June	2016		111,941			
TOTAL 2nd Quarter		$	1,049,008.57 $	6,500	1089	7/22/2016
July	2016	$	68,940			
August	2016		88,060			
September	2016		44,775			
TOTAL 3rd Quarter		$	201,775.31 $	1,625	1092	10/24/2016
October	2016	$	46,667	650		
November			0			
December			0			
TOTAL 4th Quarter		$	46,667.33 $	650		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC 13 | CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6271	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6337	7/22/2016
July	2016	$	0			
August	2016		0			
September	2016		0			
TOTAL 3rd Quarter		$	0.00	$ 325	6381	10/24/2016
October	2016	$	0	325		
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	2848	4/29/2016
April	2016	$	208			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	208.45	$ 325	6332	7/22/2016
July	2016	$	0			
August	2016		0			
September	2016		0			
TOTAL 3rd Quarter		$	0.00	$ 325	6385	10/24/2016
October	2016	$	0	325		
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170				
February	2016		997,332				
March	2016		912,734				
TOTAL 1st Quarter		$	3,097,236.26	$	10,400	2847	4/29/2016
April	2016	$	740,659				
May	2016		495,864				
June	2016		151,815				
TOTAL 2nd Quarter		$	1,388,337.56	$	6,500	6335	7/22/2016
July	2016	$	59,726				
August	2016		5,729,423				
September	2016		4,895				
TOTAL 3rd Quarter		$	5,794,043.79	$	13,000	6382	10/24/2016
October	2016	$	134,451		975		
November			0				
December			0				
TOTAL 4th Quarter		$	134,451.30	$	975		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 | CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter $		0.00 $	325	1088	4/29/2016
April	2016 $	208			
May	2016	0			
June	2016	0			
TOTAL 2nd Quarter $		208.45 $	325	1093	7/22/2016
July	2016 $	0			
August	2016	0			
September	2016	0			
TOTAL 3rd Quarter $		0.00 $	325	1097	10/24/2016
October	2016 $	0	325		
November		0			
December		0			
TOTAL 4th Quarter $		0.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP
20

CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991			
February	2016		25,307			
March	2016		14,947			
TOTAL 1st Quarter		$	326,244.36 $	4,875	1087	4/29/2016
April	2016	$	7,885			
May	2016		3,439			
June	2016		99			
TOTAL 2nd Quarter		$	11,422.40 $	325	1094	7/22/2016
July	2016	$	650			
August	2016		0			
September	2016		927			
TOTAL 3rd Quarter		$	1,577.00 $	325	1098	10/24/2016
October	2016	$	651	325		
November			0			
December			0			
TOTAL 4th Quarter		$	651.11 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 **CASE NO:** 15-16839

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642				
February	2016		0				
March	2016		1,525				
TOTAL 1st Quarter		$	2,167.40	$	325	3436	4/29/2016
April	2016	$	675				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	2,050.00	$	325	3438	7/22/2016
July	2016	$	325				
August	2016		26				
September	2016		1,400				
TOTAL 3rd Quarter		$	1,751.28	$	325	3443	10/24/2016
October	2016	$	325		325		
November			0				
December			0				
TOTAL 4th Quarter		$	325.34	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 | CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670				
February	2016		0				
March	2016		150				
TOTAL 1st Quarter		$	819.74	$	325	1063	4/29/2016
April	2016	$	499				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	1,874.00	$	325	1066	7/22/2016
July	2016	$	675				
August	2016		0				
September	2016		1,375				
TOTAL 3rd Quarter		$	2,050.00	$	325	1069	10/24/2016
October	2016	$	325		325		
November			0				
December			0				
TOTAL 4th Quarter		$	325.26	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March	2016		167				
TOTAL 1st Quarter		$	1,837.03	$	325	2112	4/29/2016
April	2016	$	699				
May	2016		156				
June	2016		77				
TOTAL 2nd Quarter		$	931.96	$	325	2114	7/22/2016
July	2016	$	402				
August	2016		353				
September	2016		25				
TOTAL 3rd Quarter		$	780.32	$	325	2116	10/24/2016
October	2016	$	325		325		
November			0				
December			0				
TOTAL 4th Quarter		$	325.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6272	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6333	7/22/2016
July	2016	$	325				
August	2016		0				
September	2016		0				
TOTAL 3rd Quarter		$	325.00	$	325	6380	10/24/2016
October	2016	$	0		325		
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00 $	325	6273	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00 $	325	6334	7/22/2016
July	2016	$	0			
August	2016		0			
September	2016		0			
TOTAL 3rd Quarter		$	0.00 $	325	6384	10/24/2016
October	2016	$	0	325		
November			0			
December			0			
TOTAL 4th Quarter		$	0.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8   CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 10/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6274	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6331	7/22/2016
July	2016	$	0			
August	2016		0			
September	2016		0			
TOTAL 3rd Quarter		$	0.00	$ 325	6383	10/24/2016
October	2016	$	0	325		
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G
NARRATIVE
For Period Ending: 10/31/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of October 1, 2016 through October 31, 2016. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On October 7, 2016, the Court entered an order approving the settlement agreement between Debtors and RBC Dominion Securities, Inc. ("RBC"). In the settlement agreement, RBC agrees to, among other terms, pay Debtors $15,000 to resolve the parties' dispute regarding the disgorgement of certain fees.

On October 11, 2016, Debtors filed an application to modify the scope of FTI Consulting, Inc.'s employment from financial advisor and consultant to Chief Restructuring Officer and Temporary Staff because Debtors' Chief Executive Officer was resigning and, due to the sale of substantially all of Debtors' assets, Debtors' staff consists of one full-time employee and two part-time employees. On October 27, 2016, the Court granted the application.

On October 17, 2016, Debtors filed a fifth motion to extend the exclusive period to solicit acceptances of a plan under 11 U.S.C. § 1121(d) from October 15, 2016 to January 15, 2017.

On October 21, 2016, the Court entered an order approving interim fees for Squire Patton Boggs (US) LLP in the amount of $393,422.50 and expenses in the amount of $10,149.51.

Adversary Proceeding

In the adversary proceeding styled, *EPC Services Company v. Midway Gold US Inc., et al.*, adversary proceeding number 16-1172 MER, Jacobs Field Services North America, Inc. and Commonwealth Bank of Australia have submitted briefs in connection with Commonwealth Bank of Australia's motion to dismiss certain claims. Resolution of these matters may impact Debtors' current proposed plan of liquidation.

Analyzed Business Checking

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3265	$14,593,626.14	$0.00	-$277,338.39	$14,316,287.75

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/07	14,474.96	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/11	1,001.58	Client Analysis Srvc Chrg 161007 Svc Chge 0916 0000[redacted]3265
	10/11	950.00	WT Fed#02795 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16100713210272 Trn#161007149942 Rfb# 000000731
	10/11	100,000.00	Online Transfer Ref #Bb032Ybtcy to [redacted]1479 on 10/11/2016 0417 Am
	10/14	2,040.97	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/20	400.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/21	16,881.52	WT Fed#01190 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16102015311242 Trn#161020169107 Rfb# 000000733
	10/27	1,000.00	Online Transfer Ref #Bb032Zk9Pb to [redacted]1724 on 10/27/2016 0529 PM
	10/31	98,355.61	WT Fed#07354 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16103019001920 Trn#161031067924 Rfb# 000000735
		$235,104.64	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	175.00	10/18	6363*	27,816.00	10/11	6367	143.85	10/26
	37.15	10/20	6364	123.34	10/17	6369*	1,039.00	10/31
6360	365.00	10/03	6366*	208.45	10/18	6370	14.40	10/26

WELLS FARGO

Checks paid *(continued)*

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
6373*	5,000.00	10/27	6375*	7,250.00	10/31	6376	61.56	10/27

$42,233.75 **Total checks paid**

* *Gap in check sequence.*

$277,338.39 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
09/30	14,593,626.14	10/14	14,446,977.63	10/21	14,429,152.17
10/03	14,593,261.14	10/17	14,446,854.29	10/26	14,428,993.92
10/07	14,578,786.18	10/18	14,446,470.84	10/27	14,422,932.36
10/11	14,449,018.60	10/20	14,446,033.69	10/31	14,316,287.75

Average daily ledger balance **$14,481,678.44**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]3489 ■ October 1, 2016 - October 31, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3489	$956.58	$0.00	$0.00	$956.58

Daily ledger balance summary

Date	*Balance*
09/30	956.58

Average daily ledger balance **$956.58**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0006837
Sheet 00001 of 00001

Analyzed Business Checking

Account number: [redacted]3422 ■ October 1, 2016 - October 31, 2016 ■

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3422	$499,368.75	$0.00	$0.00	$499,368.75

Daily ledger balance summary

Date	*Balance*
09/30	499,368.75

Average daily ledger balance **$499,368.75**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]724	$232.42	$1,000.00	-$25.00	$1,207.42

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/27	1,000.00	Online Transfer Ref #Bb032Zk9Pb From [redacted]3265 on 10/27/2016 0529 PM
		$1,000.00	**Total electronic deposits/bank credits**
		$1,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	
3441	25.00	10/06	
	$25.00		**Total checks paid**
	$25.00		**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
09/30	232.42	10/06	207.42	10/27	1,207.42

Average daily ledger balance **$372.74**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
09/30	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
09/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]479	$35,899.04	$100,000.00	-$45,042.33	$90,856.71

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/11	100,000.00	Online Transfer Ref #Bb032Ybtcy From [redacted]3265 on 10/11/2016 0417 Am
		$100,000.00	**Total electronic deposits/bank credits**
		$100,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/04	38.46	Rocky Mtn Res Cu Plan Fundi 161004 Rmrmwg Midway Services Comp
	10/05	39.84	Vsp Payment Ebillpymts 161004 1384785 Midway Services Compan
	10/11	19,887.51	WT Fed#01174 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16101112010092 Trn#161011209733 Rfb# 000000732
	10/12	423.08	Principal Peris Plic-Peris 4-5899300001205 Wells Fargo Payroll
	10/12	2,533.37	Unitedhealthcare Billing 033992139682 \Iea*1*161010161\
	10/21	56.25	Rocky Mtn Res Op Client Fee 161021 Rmrmwg Midway Services Comp
	10/25	19,887.51	WT Fed#03341 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16102506405175 Trn#161025134086 Rfb# 000000734
	10/26	423.08	Principal Peris Plic-Peris 4-5899300000469 Wells Fargo Payroll
	10/27	1,753.23	Principal Peris Plic-Peris 4-5899300001521 Wells Fargo Payroll
		$45,042.33	**Total electronic debits/bank debits**
		$45,042.33	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	35,899.04	10/11	115,933.23	10/25	93,033.02
10/04	35,860.58	10/12	112,976.78	10/26	92,609.94
10/05	35,820.74	10/21	112,920.53	10/27	90,856.71

Average daily ledger balance **$83,316.61**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]420 ■ October 1, 2016 - October 31, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
09/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
09/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1495 ■ October 1, 2016 - October 31, 2016 ■

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1495	$0.00	$134,451.30	-$134,451.30	$0.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/18	134,451.30	WT Fed#09282 Bank of America, N /Org=Ledcor Cmi Inc Srf# 2016101800291774 Trn#161018116507 Rfb# Batch 9726693
		$134,451.30	**Total electronic deposits/bank credits**
		$134,451.30	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/19	134,451.30	WT Fed#02672 Bank of NEW York M /Ftr/Bnf=Commonwealth Bank of Australia, NEW Srf# Trn#161019028625 Rfb#
		$134,451.30	**Total electronic debits/bank debits**
		$134,451.30	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
09/30	0.00	10/18	134,451.30	10/19	0.00

Average daily ledger balance **$4,337.13**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]487	$1,720.09	$0.00	$0.00	$1,720.09

Daily ledger balance summary

Date	*Balance*
09/30	1,720.09

Average daily ledger balance **$1,720.09**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

TD

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_4276217_007 E U 09656 00134

MIDWAY GOLD CORP
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account		Account Type	Statement From - To
Branch No.	Account No.	CURRENT ACCOUNT	SEP 30/16 - OCT 31/16
9656	[redacted]025		Page 1 of 3

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			SEP30	25,715.87
CIPS CREDIT INTEREST		15.49	OCT03	25,731.36
CHQ#00946-0500319705	1,844.15		OCT05	
CHQ#00948-2300191822	1,371.45		OCT05	22,515.76
CHQ#00947-0500394110	1,214.61		OCT06	21,301.15
WPS-1020589635		19,664.53	OCT20	40,965.68
IWPN CHARGES	5.00		OCT21	
CMS-BR/PT FEES	30.00		OCT21	
CHQ#00949-2142918790	450.00		OCT21	40,480.68
CHQ#00950-2142086758	900.00		OCT28	39,580.68
CHQ#00000-2300101034	398.17		OCT31	
SERVICE CHARGE	8.75		OCT31	39,173.76

		No.	Amount
6 CHQS ENCLOSED NEXT STATEMENT DATE IS NOV 30/16 MONTHLY AVER. CR. BAL. $29,221.69 MONTHLY MIN. BAL. $21,301.15 DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0	Credits	2	19,680.02
	Debits	9	6,222.13

-
-
-

MIODB6543-0000305-00134-0002-0001-00-

[redacted]025

CHEQUE # 00946 $1,844.15



CHEQUE # 00946



[redacted]025

CHEQUE # 00948 $1,371.45



CHEQUE # 00948



[redacted]025

CHEQUE # 00947 $1,214.61



CHEQUE # 00947



[redacted]025

CHEQUE # 00949 $450.00



CHEQUE # 00949


BACK/ENDOS

[redacted]6025
CHEQUE # 00950 $900.00


Midway Gold Corp.

CHEQUE # 00950


BACK ENDOS

[redacted]6025
CHEQUE # 00000 $398.17


Midway Gold Corp.
DLA Piper LLP

CHEQUE # 00000


DLA Piper (Canada) LLP
GENERAL ACCOUNT
BACKENDOS

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	14,316,287.75
Add Pending Deposits	.00
Less Outstanding Checks	90,899.98-
	14,225,387.77
Balance per General Ledger	14,225,387.77
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
KPMG LLP	9/30/2016	00006362	52,500.00-
Frank Yu	10/21/2016	00006371	5,500.00-
Martin M Hale, Jr.	10/21/2016	00006372	4,750.00-
Pitney Bowes	10/21/2016	00006374	67.20-
Trey Anderson	10/21/2016	00006377	3,500.00-
Barbarich Property Management	10/28/2016	00006378	175.00-
NV Energy	10/28/2016	00006379	132.78-
U.S. Trustee	10/28/2016	00006380	325.00-
U.S. Trustee	10/28/2016	00006381	325.00-
U.S. Trustee	10/28/2016	00006382	13,000.00-
U.S. Trustee	10/28/2016	00006383	325.00-
U.S. Trustee	10/28/2016	00006384	325.00-
U.S. Trustee	10/28/2016	00006385	325.00-
U.S. Trustee	10/28/2016	00006386	6,500.00-
U.S. Trustee	10/28/2016	00006387	650.00-
Angel Lyons	10/31/2016	00145309	2,500.00-
			90,899.98-

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	956.58
Add Pending Deposits	.00
Less Outstanding Checks	325.26-
	631.32
Balance per General Ledger	631.32
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/28/2016	00001068	.26-
U.S. Trustee	10/28/2016	00001069	325.00-
			325.26-

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	499,368.75
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	499,043.75
Balance per General Ledger	499,043.75
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/28/2016	00002116	325.00-
			325.00-

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	1,207.42
Add Pending Deposits	.00
Less Outstanding Checks	325.34-
	882.08
Balance per General Ledger	882.08
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/28/2016	00003442	.34-
U.S. Trustee	10/28/2016	00003443	325.00-
			325.34-

Midway Gold Corp / Mine Services LLC

Reconciliation Summary		
Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary		
Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	90,856.71
Add Pending Deposits	.00
Less Outstanding Checks	1,625.00-
	89,231.71
Balance per General Ledger	89,231.71
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/28/2016	00001092	1,625.00-
			1,625.00-

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2016	

Balance per Bank Statement	1,720.09
Add Pending Deposits	.00
Less Outstanding Checks	651.11-
	1,068.98
Balance per General Ledger	1,068.98
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/28/2016	00001096	1.11-
U.S. Trustee	10/28/2016	00001097	325.00-
U.S. Trustee	10/28/2016	00001098	325.00-
			651.11-